WESTCORE TRUST

Supplement dated July 22, 2015 to the Westcore Equity and Bond Funds Statement of Additional Information, dated April 30, 2015, as supplemented May 26, 2015 and July 6, 2015, relating to the Westcore Micro-Cap Opportunity Fund (the “Fund”)

Effective July 31, 2015, Jon K. Tesseo is no longer serving as a Portfolio Manager of the Fund.  Therefore, all references to Jon K. Tesseo in the Statement of Additional Information are hereby deleted as of that date.  Paul A. Kuppinger, CFA, Vice President – Quantitative Analyst of Denver Investments, will remain as the Portfolio Manager of the Fund.

Please retain this supplement for future reference.